UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 30, 2004 (Date of earliest event reported)

CENTRA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27861	04-3268918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Bedford Street

Lexington, MA 02420

(Address of principal executive offices)

Telephone: (781) 861-7000

(Registrant’s telephone number, including area code)

Item 5. Other Events

On July 30, 2004, Centra Software, Inc. (the “Company”) entered into an amendment to its lease agreement for commercial office facilities located at 430 Bedford Street, Lexington, Massachusetts, the Company’s headquarter location. A copy of the lease agreement, as amended, is attached as Exhibit 99.1 to this Report.

Item 7. Financial Statements and Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Fourth Amendment to Lease, dated as of July 30, 2004, between Centra Software, Inc. and Trustees of Elandzee Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 05, 2004	CENTRA SOFTWARE, INC.

	By:	/s/ Paul R. Gudonis
	Name:	Paul R. Gudonis
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Fourth Amendment to Lease, dated as of July 30, 2004, between Centra Software, Inc. and Trustees of Elandzee Trust.